EXHIBIT 99.2
                            CERTIFICATION PURSUANT TO
                              18 U.S.C SECTION 1350
                              AS ADOPTED PURSUANT TO
                      SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Lescarden Inc. (the "Company") on Form 10-QSB for the period ended August 31,2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William E. Luther, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

   (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


          /s/ William E. Luther
              William E. Luther
              Chief Executive Officer and Chief Financial Officer
              October 6, 2006